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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report                                                   July 31, 1996
(Date of earliest event reported)




                           STANDARD FINANCIAL, INC.
            (Exact name of Registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



        0-24082                                                     36-3941870
(Commission File Number)                  (IRS Employer Identification Number)




         4192 South Archer Avenue
             Chicago, Illinois                                      60632-1890
 (Address of principal executive offices)                           (Zip Code)






                                    (312) 847-1140
                (Registrant's telephone number, including area code)


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Item 5.     Other Events


            On July 29, 1996, the Registrant announced through a press release that its Board of Directors has authorized the further repurchase of up to ten percent of the total number outstanding shares of the Company's common stock from time to time at then prevailing market prices, through January 24, 1997. For more information regarding this matter, reference is made to the press release, a copy of which is attached hereto as Exhibit 99.1.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


            Exhibit No.
            -----------

               99.1     Press release dated July 29, 1996

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STANDARD FINANCIAL, INC.




Dated: July 31, 1996               /s/   Randall R. Schwartz
                                         -------------------
                                         RANDALL R. SCHWARTZ
                                         Vice President and General Counsel